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                                                                    EXHIBIT 10.8

            CONSENT, WAIVER, AMENDMENT, ASSIGNMENT AND ASSUMPTION
                                   AGREEMENT

                 (INTERNATIONAL WIRELESS COMMUNICATIONS, INC.)

     THIS CONSENT, WAIVER, AMENDMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Consent Agreement") is entered into by and among INTERNATIONAL WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("IWC"), and the INDIVIDUALS AND ENTITIES LISTED ON EXHIBIT A HERETO (each such individual or entity a
                   ---------
"Stockholder").

     WHEREAS, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") to be entered into among IWC, International Wireless Communications Holdings, Inc., a Delaware corporation ("IWHC"), and a wholly owned subsidiary of IWCH, IWC will be merged with and into such subsidiary of IWCH (the "Merger"), whereby IWC will become a wholly owned subsidiary of IWCH and each share of IWC capital stock outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into forty (40) shares of the corresponding class and series of IWCH capital stock; and

     WHREAS, IWC has amended its 1994 Stock Option/Stock Issuance Plan (the "Plan") to increase to 60,000 the number of shares of IWC Common Stock, $0.01 par value per share ("Common Stock"), authorized for issuance under the Plan (the "Share Increase"); and

     WHEREAS, the Stockholder wishes to grant, approve or agree to (collectively, "Grant") certain consents, waivers, amendments, assignments, assumptions and agreements (collectively, the "Approvals") effective immediately before the Effective Time that are reasonably necessary to effect the Merger and authorize the Share Increase.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties agree as follows:

          1. The undersigned Stockholder hereby Grants all Approvals that are reasonably necessary in connection with IWC's Amended and Restated Certificate of Incorporation, as currently in effect (the "Certificate"), and each agreement listed on Exhibit B hereto (individually, an "Assumed Agreement;" collectively,
          ---------
the "Assumed Agreements"), including the Series F Redeemable Convertible Preferred Stock Securities Purchase Agreement, dated as of December 6, 1995 among IWC and the other parties thereto (the "SPA"), and the Fifth Amended and Restated Investor Rights Agreement, dated as of December 18, 1995 among IWC and the investors named therein (the "IRA"), in order for IWC to effect the Merger and the Share Increase.

          2. Without limiting the generality of Section 1 hereof, the undersigned Stockholder hereby grants any Approval required under subsections V.B.4(d)(ii)(B), V.B.7(a)(ii) and V.B.7(c) of the Certificate to effect the Share Increase.
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          3.   Without limiting the generality of Section 1 hereof, the
undersigned Stockholder hereby Grants the Approval required under Section 6.15 of the SPA to effect the Share Increase.

          4. Without limiting the generality of Section 1 hereof, the undersigned Stockholder agrees to amend Section 2.3(i) of the IRA so that the right of first offer set forth therein shall not apply to the issuance and sale of up to 60,000 shares of Common Stock pursuant to the Plan.

          5. Except as amended hereby, each Assumed Agreement and all other related documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed, and acknowledged by IWC.

          6. The amendments set forth above are limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any term or condition of any Assumed Agreement, or any document delivered pursuant thereto, except in each case as expressly provided herein, or (ii) prejudice any right or rights which the Stockholders may now or in the future have in connection with any Assumed Agreement. The execution, delivery and effectiveness of this Consent Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Stockholders under any of the related documents or constitute a waiver or modification of any provision of any of the related documents or a waiver of any now existing or hereafter arising defaults of events of default.

          7. Each Stockholder Grants its Approvals pursuant to this Consent Agreement in its capacity as a holder of IWC capital stock (including in its capacity as a holder of any class or series of IWC capital stock) and, to the extent applicable, in its capacity as a party to each Assumed Agreement.

          8. The undersigned Stockholder waives any and all notice requirements that might otherwise apply with respect to the solicitation of the consent contemplated by this Consent Agreement.

          9. The Approvals Granted by the undersigned Stockholder shall automatically be effective immediately prior to the Effective Time.

                                       2
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     IN WITNESS WHEREOF, the parties have executed this Assignment and
Assumption Agreement.

INTERNATIONAL WIRELESS
COMMUNICATIONS, INC.


Signed:_______________________________________

Printed Name:_________________________________

Date:_________________________________________

Title:________________________________________


STOCKHOLDER

Entity Name:__________________________________


Signed:_______________________________________

Printed Name:_________________________________

Title:________________________________________

Shares of Common Stock Held:__________________
Shares of Series A Preferred Stock Held:______
Shares of Series B Preferred Stock Held:______
Shares of Series C Preferred Stock Held:______
Shares of Series D Preferred Stock Held:______
Shares of Series E Preferred Stock Held:______
Shares of Series F-1 Preferred Stock Held:____
Shares of Series F-2 Preferred Stock Held:____